Exhibit 99.2
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 22, 2007, is by and among BOOKHAM, INC., a Delaware corporation (the “Company”), and each of the entities and individuals whose names appear on the signature pages hereof (each an “Investor” and, collectively, as the “Investors”).
     The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement, dated as of March 22, 2007 (the “Securities Purchase Agreement”), to issue and sell to each Investor named therein (A) shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share (the “Initial Shares”), and (B) one or more Warrants in the form attached to the Securities Purchase Agreement (each, a “Warrant” and, collectively, the “Warrants”). The Warrants are exercisable into shares of Common Stock (the “Warrant Shares,” and together with the Initial Shares, the “Shares”) in accordance with their terms.
     In order to induce each Investor to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and under applicable state securities laws.
     In consideration of each Investor entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.	DEFINITIONS.

For purposes of this Agreement, the following terms shall have the meanings specified:
     “Business Day” means any day other than a Saturday, a Sunday or a day on which the Commission is closed or on which banks in the City of New York are required or authorized by law to be closed.
     “Commission” means the Securities and Exchange Commission.
     “Effective Date” means the date on which the Registration Statement is declared effective by the Commission.
     “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.
     “Filing Date” means 30 days after the Closing Date.
     “Holder” means any person owning or having the right to acquire, through exercise of the Warrants or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

     “Registrable Securities” means the Shares, together with any shares of capital stock of the Company issued or issuable with respect the Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants.
     “Registration Statement” means the registration statement on Form S-3 filed by the Company with the Commission pursuant to Section 2 hereof.
     “Required Effectiveness Date” means ninety (90) days after the Filing Date.
     “Special Counsel” means Kramer Levin Naftalis & Frankel LLP.
     “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, then a day on which trading occurs on The NASDAQ Global Market (or any successor thereto), or (c) if trading ceases to occur on The NASDAQ Global Market (or any successor thereto), any Business Day.
     “Trading Market” means The NASDAQ Global Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.
     Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Securities Purchase Agreement.
     2. REGISTRATION.
          (a) Filing of Registration Statement. Subject to the receipt of a completed stockholder questionnaire, such questionnaire to be in the form attached hereto as Exhibit A (a “Stockholder Questionnaire”), the Company shall prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form S-3 as a “shelf” registration statement under Rule 415 under the Securities Act covering the resale of the Registrable Securities.
          (b) Effectiveness. The Company shall use commercially reasonable efforts to cause the Registration Statement to become effective as promptly as reasonably practicable following the filing thereof, but in any event on or prior to the earlier of (i) the Required Effectiveness Date or (ii) the date which is five (5) Business Days after the date on which the Company learns that no review of the Registration Statement will be made by the staff of the Commission or the staff of the Commission has no further comments on the Registration Statement, as the case may be. The Company will submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company will maintain the effectiveness of the Registration Statement filed pursuant to this Agreement until the earliest to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Registration Statement or Rule 144 under the Securities Act (“Rule 144”), (ii) the date on which all of the Registrable Securities remaining to be sold under the Registration Statement (in the reasonable opinion of counsel to the Company) may be immediately sold to the public under Rule 144(k) under the Securities Act or any successor provision and (iii) the date that is the second (2nd) anniversary of the Effective Date (the period beginning on the Closing Date and ending on the earliest to occur of (i), (ii) or (iii) above being referred to herein as the “Registration Period”).
          (c) Event Payments. Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) of (i) the number of Registrable Securities held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Registrable Securities then held; provided, however, that the total amount of payments pursuant to this paragraph 2(c) shall not exceed, when aggregated with all such payments paid to all Investors, ten percent (10%) of the aggregate purchase price. The payments to which an Investor shall be entitled pursuant to this Section 2(c) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.
Each of the following shall constitute an “Event”:
               (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date; or
               (ii) except as provided in paragraph 3(g), after the Effective Date, an Investor is not permitted to sell Registrable Securities under the Registration Statement for any reason (other than the fault of such Investor) for ten (10) or more Trading Days (whether or not consecutive) in any 365-day period.
     3. OBLIGATIONS OF THE COMPANY.
     In addition to performing its obligations hereunder, including without limitation those pursuant to Section 2 above, the Company shall:
          (a) by 9:30 am on the Business Day following the Effective Date, file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus to be used in connection with sales pursuant to the Registration Statement;
          (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder’s intended method of distribution;
          (c) cause the Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
          (d) so long as a Registration Statement is effective covering the resale of the applicable Registrable Securities owned by a Holder, furnish to such Holder such number of copies of the prospectus included in the Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder’s Registrable Securities;
          (e) use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may reasonably be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;
          (f) notify each Holder after becoming aware of the occurrence of any event as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as reasonably practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
          (g) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statement and, if such an order is issued, to use commercially reasonable efforts obtain the withdrawal thereof at the earliest possible time and to notify each Holder in writing of the issuance of such order and the resolution thereof;
          (h) notify each Holder in the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in the Registration Statement due to pending material developments or other events as to which the Company believes it would be detrimental to the Company to maintain the Registration Statement at such time or is in the best interests of the Company to suspend sales under the Registration Statement at such time (provided that the Company shall not so suspend the use of a prospectus for a period in excess of 60 Trading Days in any 365-day period);
          (i) notify each Holder, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective;

          (j) permit Special Counsel to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company’s responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);
          (k) If requested by a Holder, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) as soon as practicable, supplement or make amendments to the Registration Statement if reasonably requested by a Holder holding any Registrable Securities; and
          (l) if, during the Effectiveness Period, the market value of the Company’s float is less than $100,000,000 for more than 60 consecutive calendar days, cooperate with any Holder and such Holder’s broker to permit such broker to make any filing required by NASD Rule 2710 to enable such broker to sell Registrable Securities on behalf of such Holder.
     4. OBLIGATIONS OF EACH HOLDER.
     In connection with the registration of Registrable Securities pursuant to the Registration Statement, each Holder shall:
          (a) timely furnish to the Company (i) a completed Stockholder Questionnaire and (ii) such information in writing regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;
          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 3(e), 3(f) or 3(g), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 3(e), withdrawal of the stop order referred to in paragraph 3(f) or, if use of a prospectus has been suspended pursuant to paragraph 3(g), until the Holder is advised in writing by the Company that the then current prospectus may be used and the Holder has received notice of the filing of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus, and in each case use reasonable efforts to maintain the confidentiality of such notice and its contents;
          (c) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

          (d) upon request of the Company, notify the Company when it has sold all of the Registrable Securities held by it; and
          (e) notify the Company in the event that any information supplied by such Holder in writing for inclusion in the Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Company as may be appropriate to make such amendment or supplement effective for such purpose.
     5. INDEMNIFICATION.
     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:
          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Exchange Act, the Securities Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement. Subject to the provisions of paragraph 5(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent (and only to the extent) that such Loss arises out of or is based upon (i) any disclosure or any omission or alleged omission (to state a material fact required to be stated therein or necessary to make statements therein not misleading) that is based upon or in conformity with written information furnished (or not furnished, in the case of an omission) by such person expressly for use in the Registration Statement or (ii) a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.
          (b) To the extent permitted by law, each Holder who is named in the Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon (i) any disclosure or any omission or alleged omission (to state a material fact required to be stated therein or necessary to make statements therein not misleading) that is based upon or in conformity with written information furnished (or not furnished, in the case of an omission) by such person expressly for use in the Registration Statement, or (ii) a failure of such Holder to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required under applicable law. Subject to the provisions of paragraph 5(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this paragraph 5(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.
          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the delivery of notice of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, and such settlement shall not include any admission as to fault on the part of the indemnified party.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).
     6. REPORTS.
          With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144;
          (b) file with the Commission all reports required of the Company under the Exchange Act; and
          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) to the extent not publicly available through the Commission’s EDGAR database, a copy of the most recent annual or quarterly report of the Company, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder’s compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

     7. MISCELLANEOUS.
          (a) Further Assurances. The parties agree to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other parties to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.
          (b) Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.
          (c) Notices. Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a reputable overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:
If to the Company:
Bookham, Inc.
2584 Junction Avenue
San Jose, California 95134
Attn: Chief Financial Officer
Tel: 408-919-6059
Fax: 408-904-4989
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attn: Thomas S. Ward, Esq.
Tel: 617-526-6000
Fax: 617-526-5000
and if to a Holder, to such address as shall be designated by such Holder in writing to the Company.
          (d) Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
          (e) Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of at least two-thirds (2/3) of the Registrable Securities (including any Registrable Securities into which Warrants then outstanding are exercisable without regard to any limitation on such exercise). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.
          (f) Assignment. Upon the transfer of any Warrants to purchase at least 250,000 shares of Common Stock or at least 250,000 Registrable Securities by a Holder (or, if a Holder holds Warrants to purchase fewer than 250,000 shares of Common Stock or fewer than 250,000 Registrable Securities, all of the Warrants or all of the Registrable Securities, as the case may be, held by such Holder), the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a “Holder” for purposes of this Agreement, as long as: (i) the Company is, promptly following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement or the Warrants, as applicable.
          (g) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission or email transmission of a .pdf file.
          (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
          (i) Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.
          (j) Holder of Record. A person is deemed to be a Holder whenever such person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.
          (k) Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.
          (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (m) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          (n) Entire Agreement. This Agreement, the Securities Purchase Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.

BOOKHAM, INC.
By:	/s/ Steve Abely
	Name:	Steve Abely
	Title:	Chief Financial Officer

VICIS CAPITAL MASTER FUND
By:	/s/ Keith Hughes
	Name:	Keith W. Hughes
	Title:	Chief Financial Officer Vicis Capital, LLC

BERNARD L MADOFF INVESTMENT SECURITIES LLC
By:	/s/ Mark Madoff
	Name:	Mark Madoff
	Title:	Director of Trading

SATELLITE CONVERTIBLE ARBITRAGE MASTER FUND, LLC
By:	/s/ illegible
Name:
Title:

SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC
By:	/s/ illegible
Name:
Title:

CAPITAL VENTURES INTERNATIONAL
By: Heights Capital Management, Inc.
its authorized agent

By:	/s/ Martin Kobinger
	Name:	Martin Kobinger
	Title:	Investment Manager

IROQUOIS MASTER FUND LTD.
By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Authorized Signator

PORTSIDE GROWTH AND OPPORTUNITY FUND
By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

CRANSHIRE CAPITAL, L.P.
By:	/s/ Mitchell P. Kobin
	Name:	Mitchell P. Kobin
	Title:	President—Downsview Capital The General Partner

SMITHFIELD FIDUCIARY LLC
By:	/s/ Adam J. Chill
	Name:	Adam J. Chill
	Title:	Authorized Signatory

ENABLE GROWTH PARTNERS LP
By:	/s/ Brendan O’Neil
	Name:	Brendan O’Neil
	Title:	Principal and Portfolio Manager

ENABLE OPPORTUNITY PARTNERS LP
By:	/s/ Brendan O’Neil
	Name:	Brendan O’Neil
	Title:	Principal and Portfolio Manager

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA
By:	/s/ Brendan O’Neil
	Name:	Brendan O’Neil
	Title:	Principal and Portfolio Manager

UBS O’CONNOR LLC FBO O’CONNOR PIPES CORPORATE STRATEGIES MASTER LIMITED
By:	/s/ Jeff Putman
	Name:	Jeff Putman
	Title:	Executive Director

UBS O’CONNOR LLC FBO O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE II MASTER LIMITED
By:	/s/ Andrew Martin
	Name:	Andrew Martin
	Title:	Managing Director

UBS O’CONNOR LLC FBO O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE MASTER LIMITED
By:	/s/ Andrew Martin
	Name:	Andrew Martin
	Title:	Managing Director

SF CAPITAL PARTNERS LTD.
By:	/s/ Brian H. Davidson
	Name:	Brian H. Davidson
	Title:	Managing Director

LAGUNITAS PARTNERS LP
By:	/s/ Jon D. Gruber
	Name:	Gruber & McBaine Cap Mgmt
	Title:	General Partner

J PATTERSON MCBAINE
By:	/s/ J Patterson McBaine
	Name:	J Patterson McBaine
	Title:	Individual

THE WALLACE FOUNDATION
By:	/s/ Jon D. Gruber
	Name:	Gruber & McBaine Cap Mgmt
	Title:	Investment Advisor

GRUBER & MCBAINE INTERNATIONAL
By:	/s/ Jon D. Gruber
	Name:	Gruber & McBaine Cap Mgmt
	Title:	Investment Advisor

DONAGHY SALES INC.
By:	/s/ Jon D. Gruber
	Name:	Gruber & McBaine Cap Mgmt
	Title:	Investment Advisor

JON D AND LINDA W GRUBER TRUST
By:	/s/ Jon D. Gruber
	Name:	Jon D. Gruber
	Title:	Trustee

LINDAY GRUBER DUNHAM
By:	/s/ Jon D. Gruber
	Name:	Gruber & McBaine Cap Mgmt
	Title:	Investment Advisor

JONATHAN WYATT GRUBER TRUST
By:	/s/ Jon D. Gruber
	Name:	Jon D. Gruber
	Title:	Trustee